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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: September 7, 1999
                        (Date of earliest event reported)

                          MALAN REALTY INVESTORS, INC.
    (Exact Name of Registrant as Specified in its Articles of Incorporation)



            Michigan                           1-13092                         38-1841410
 (State or Other Jurisdiction of         (Commission File No.)     (I.R.S. Employer Identification No.)
  Incorporation or Organization)

                            -----------------------

                         30200 Telegraph Road, Suite 105
                       Bingham Farms, Michigan 48025-4503
                    (Address of Principal Executive Offices)

                                 (248) 644-7110
              (Registrant's telephone number, including area code)
                             -----------------------


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ITEM 5.  OTHER EVENTS.

         On September 7, 1999, at a special meeting, the Board of Directors of Malan Realty Investors, Inc. (the "Company") adopted certain amendments to the Company's by-laws. These amendments modify, clarify and add certain provisions regarding the calling of special meetings of shareholders (Section 1.03), shareholder written consents (deleted to bring into conformity with the Company's Amended and Restated Articles of Incorporation) and advance notice requirements for shareholder proposals and nominations (Section 3.12).

         The By-Laws are attached hereto as an exhibit and are incorporated herein by reference. The foregoing description of the By-Laws is qualified in its entirety by reference to the full text of the By-Laws which are attached as
Exhibit 3(b) hereto.

ITEM 7.  EXHIBITS

EXHIBIT
NUMBER

3(b)     Amended and Restated By-Laws of Malan Realty Investors, Inc.



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SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 17, 1999                  Malan Realty Investors, Inc.



                                                By:      /s/  Anthony S. Gramer
                                                         ----------------------
                                                         Anthony S. Gramer
                                                Its:     President



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER

3(b)     Amended and Restated By-Laws of Malan Realty Investors, Inc.